THE MULTI-STRATEGY GROWTH & INCOME FUND

Supplement dated May 9, 2012

to the Statement of Additional Information dated May 11, 2012

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The following additional disclosure is added to the section entitled “Other Information.”

Portfolio Holdings Disclosure:  The Fund’s adviser will publish a schedule of the Fund’s 10 largest portfolio holdings on a quarterly basis approximately 10 days after the end of each quarter.  The Fund’s fiscal quarters end on the last day of February, May, August and November.  However, the first published schedule will reflect holdings as of April 30, 2012.  The schedule shall be published on the adviser’s website at www.growthandincomefund.com.  This information will remain on the website until new information for the next quarter is posted.  This information is also available by calling toll-free 1-855-601-3841.

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This Supplement, and the Prospectus and Statement of Additional Information both dated March 15, 2012, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated March 15, 2012, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling  toll-free 1-855-601-3841.